Portfolio Manager's Letter
FIRST INVESTORS HIGH YIELD FUND, INC.

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

First Investors High Yield Fund performed well during 1995 returning 18.4% on a net asset value basis on Class A shares and 17.4% on Class B shares (first offered for sale on January 12, 1995). These returns compare favorably with a 16.4% average return for high yield funds according to Lipper Analytical Services, Inc. During this period, dividends paid from net investment income amounted to 48 cents per share on Class A shares and 42.6 cents per share for Class B shares.

Inflows to high yield mutual funds were fairly consistent throughout 1995. AMG Data measured a net $8.4 billion inflow to the funds, fueling a rally that began early in the year. Led at first by lower-rated and deferred coupon bonds, several industry sectors that had underperformed in 1994 rebounded in 1995. The communications sector posted among the highest returns of any industry. Gaming, one of the worst performers of 1994, showed a strong turnaround driven particularly by improvement in the Atlantic City market. Other industries that generally outperformed the overall market were finance, media, energy, healthcare services, and home building. These industries benefited from lower interest rates, regulatory developments, and/or consolidation. The retail and restaurant groups showed continued weakness for the second year in a row.

The improving interest rate environment caused the net new supply of high yield bonds to increase significantly in 1995 compared to 1994. Approximately 60% of the new issuance occurred in the second half of 1995 amid signs of a slowing economy. Accordingly, market leadership began to rotate away from economically sensitive industries such as metals, chemicals, and forest products as the volume growth and pricing power these industries recently enjoyed reached a cyclical peak. The overall credit quality of the high yield market continued to improve. Growth in issuance of credits rated split BB or better resulted in a greater participation from better quality and crossover investors, thus bidding up the prices in that tier of the market.

The High Yield Fund's performance benefited from its holdings of more liquid and higher-rated bonds in industries where cash flows are perceived to be stable or growing or where significant consolidation is occurring. Examples of sector choices which aided performance include a heavy weighting in the media, telecommunications (notably Echostar deferred coupon bonds), and forest products industries. Also, the Fund gained from an underweighting in the retail industry, where we avoided several bankruptcies such as Caldor, Bradlee's and Grand Union. Additionally, the Fund's deferred-pay holdings helped performance, both by virtue of their increased interest-rate sensitivity and by solid credit improvements by many of them.

We believe that high yield bonds are positioned to perform well versus fixed income alternatives in 1996. While we expect some modest short-term interest rate reduction to stimulate the economy in this election year, we are unlikely to see the magnitude of interest rate decline that occurred in 1995. In a stable to moderately declining interest rate environment, high yield bonds tend to outperform fixed income alternatives by virtue of their higher income. We expect that our credit-oriented strategy of concentrating on stable to improving bonds will continue to reward Fund shareholders. As always we appreciate the opportunity to serve your investment needs.


Sincerely,

/S/ George V. Ganter
George V. Ganter
Portfolio Manager
January 31, 1996

Cumulative Performance Information
FIRST INVESTORS HIGH YIELD FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors High Yield Fund, Inc. (Class A shares) and the First Boston High Yield Index.

    [The following was represented by a line graph in the printed document]

--------------------------------------------------------------------------------
                                                    As of December 31, 1995

          $100,000
                                                  Average Annual Total Return*
                                                    N.A.V. Only SEC Standardized
                              Class A shares
                                One Year               18.4%         11.1%
                                Five Years             17.6%         16.1%
                                Since Inception         7.4%          6.6%
           $10,000              S.E.C. 30-Day Yield           7.1%
                              Class B shares
                                Since Inception        17.4%         12.7%
                                S.E.C. 30-Day Yield           6.8%


            $1,000
             Aug-86      Dec-87      Dec-89     Dec-91    Dec-93      Dec-95
--------------------------------------------------------------------------------
                  High Yield Fund                 First Boston High Yield Index
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The graph compares a $10,000 investment made in the First Investors High Yield Fund, Inc. (Class A shares) on 8/12/86 (inception date) with a theoretical investment in the First Boston High Yield Index. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown above based on differences in sales loads and fees paid by shareholders investing in the different classes.

The First Boston High Yield Index is designed to measure the performance of the high yield bond market. The Index consists of 687 different issues, 574 of which are cash pay, 84 are zero-coupon, 20 are step bonds, 5 are payment-in-kind bonds and the remaining 4 are in default. The bonds included in the Index have an average life of 7.8 years, an average maturity of 7.9 years, an average duration of 4.4 years and an average coupon of 10.6%.

*Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 and 12/29/89, the maximum sales charges were 6.9% and 7.25%, respectively). In addition, the Fund began reinvesting dividends at N.A.V. on 11/30/90; previously dividends were reinvested at offering price. Therefore, total returns and yield are higher than they would have had these charges not been reduced or eliminated. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A shares "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been 11.0%, 15.9% and 6.6%, respectively and the Class A shares S.E.C. 30-Day Yield for December 1995 would have been 7.0%. The returns for Class B shares (first offered for sale on 1/12/95) are for the period 1/12/95 through 12/31/95. The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The unusually high current yields offered reflect the substantial risks associated with investments in high yield bonds. The issuers of the bonds pay higher interest rates because they have a greater likelihood of financial difficulty which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. The Fund was closed to new investments from 11/9/90 to 7/27/92. First Boston High Yield Index figures from CS First Boston and all other figures from First Investors Management Company, Inc.

Portfolio Composition
FIRST INVESTORS HIGH YIELD FUND, INC.

The Dollar weighted average of credit ratings of all bonds held by the Fund during the 1995 fiscal year, and the dollar weighted average of the total of the Fund's investments in zero coupon bonds and pay-in-kind bonds during the 1995 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1995 fiscal year and is not necessarily representative of the Fund as of the end of its 1995 fiscal year, the current fiscal year or at any other time in the future.

--------------------------------------------------------------------------------
                                                         Comparable Quality
                             Rated by                   of Unrated Securities
                              Moody's                 to Bonds Rated by Moody's
--------------------------------------------------------------------------------

Baa1                           0.12%                             0.00%
Baa2                           0.15                              0.00
Baa3                           0.34                              0.00
Ba1                            1.58                              0.00
Ba2                            3.07                              0.81
Ba3                           14.39                              0.00
B1                            17.91                              0.37
B2                            18.01                              0.87
B3                            16.57                              0.68
Caa                            4.12                              0.96
Ca                             0.40                              0.00
--------------------------------------------------------------------------------





Zero Coupon Bonds           12.75%

Pay-in-kind Bonds            1.51%

   Portfolio of Investments
   FIRST INVESTORS HIGH YIELD FUND, INC.
   December 31, 1995

--------------------------------------------------------------------------------------------------------------
                                                                                                        Amount
                                                                                                      Invested
                                                                                                      For Each
Principal                                                                                           $10,000 of
   Amount     Security                                                                    Value     Net Assets
--------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS -- 89.6%
               Aerospace/Defense -- 1.0%
  $  1,750M    Fairchild Industries, Inc., 121/4%, 1999                             $  1,863,750         $  99
--------------------------------------------------------------------------------------------------------------
               Apparel/Textiles--1.6%
     3,900M   +Linter Textiles Corp., Ltd., 133/4%, 2000                                  29,250             2
     3,000M    Westpoint Stevens, Inc., 93/8%, 2005                                    2,955,000           157
--------------------------------------------------------------------------------------------------------------
                                                                                       2,984,250           159
--------------------------------------------------------------------------------------------------------------
               Automotive--3.9%
     1,500M    Aftermarket Technology Corp., 12%, 2004                                 1,590,000            85
     1,100M    Lear Seating, Inc., 111/4%, 2000                                        1,159,125            62
     2,450M    SPX Corp., 113/4%, 2002                                                 2,597,000           138
     2,000M    Walbro Corp., 97/8%, 2005 (Note 5)                                      2,000,000           107
--------------------------------------------------------------------------------------------------------------
                                                                                       7,346,125           392
--------------------------------------------------------------------------------------------------------------
               Building Materials--2.5%
     3,000M    G-I Holdings, Inc., 0%, 1998                                            2,302,500           123
     1,600M    Waxman Industries, Inc., 133/4%, 1999                                   1,232,000            66
     3,155M    Waxman Industries, Inc., 0%-123/4%, 2004                                1,230,450            66
--------------------------------------------------------------------------------------------------------------
                                                                                       4,764,950           255
--------------------------------------------------------------------------------------------------------------
               Chemicals--5.6%
     2,500M    Harris Chemical North America, Inc., 0%-101/4%, 2001                    2,425,000           129
     2,175M    Harris Chemical North America, Inc., 103/4%, 2003                       1,995,563           106
     1,000M    Huntsman Corp., 11%, 2004                                               1,146,250            61
     2,800M    Rexene Corp., 113/4%, 2004                                              2,968,000           159
     2,000M    Synthetic Industries, Inc., 123/4%, 2002                                1,960,000           104
--------------------------------------------------------------------------------------------------------------
                                                                                      10,494,813           559
--------------------------------------------------------------------------------------------------------------
               Conglomerates--2.1%
     1,255M    Lexington Precision Co., Inc., 123/4%, 2000                               978,900            52
     5,500M    Semi-Tech Corp., 0%-111/2%, 2003                                        2,970,000           158
--------------------------------------------------------------------------------------------------------------
                                                                                       3,948,900           210
--------------------------------------------------------------------------------------------------------------
               Consumer Non-Durables--.7%
     1,300M    Hines Horticulture, Inc., 113/4%, 2005 (Note 5)                         1,358,500            72
--------------------------------------------------------------------------------------------------------------
               Consumer Products--.8%
     1,500M    Herff Jones, Inc., 11%, 2005                                            1,605,000            85
--------------------------------------------------------------------------------------------------------------
               Containers--3.2%
     5,400M    Owens Illinois, Inc., 11%, 2003                                         6,108,750           325
--------------------------------------------------------------------------------------------------------------
               Durable Goods Manufacturing--2.4%
     2,445M    Fairfield Manufacturing, Inc., 113/8%, 2001                             2,383,875           127
     2,500M    RACI Acquisition Corp., 10%, 2003 (Note 5)                             2,125,000            113
--------------------------------------------------------------------------------------------------------------
                                                                                       4,508,875           240
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                        Amount
                                                                                                      Invested
                                                                                                      For Each
Principal                                                                                           $10,000 of
   Amount     Security                                                                    Value     Net Assets
--------------------------------------------------------------------------------------------------------------
               Electrical Equipment--1.2%
   $ 2,200M    IMO Industries, Inc., 12%, 2001                                       $ 2,233,000         $ 119
--------------------------------------------------------------------------------------------------------------
               Energy--1.9%
     1,500M    Giant Industries, Inc., 93/4%, 2003                                     1,518,750            81
     2,000M    Maxus Energy Corp., 111/2%, 2015                                        2,100,000           112
--------------------------------------------------------------------------------------------------------------
                                                                                       3,618,750           193
--------------------------------------------------------------------------------------------------------------
               Energy Exploration/Production--1.7%
     3,000M    Gulf Canada Resources, Ltd., 95/8%, 2005                                3,127,500           167
--------------------------------------------------------------------------------------------------------------
               Financial Services--1.9%
     1,500M   +Lomas Mortgage, USA, 101/4%, 2002                                         750,000            40
     1,200M    Olympic Financial, Ltd., 13%, 2000                                      1,308,000            70
     1,300M    Terra Nova Holdings, PLC, 103/4%, 2005                                  1,417,000            75
--------------------------------------------------------------------------------------------------------------
                                                                                       3,475,000           185
--------------------------------------------------------------------------------------------------------------
               Food Services--1.1%
     2,200M    Flagstar Corp., 103/4%, 2001                                            2,029,500           108
--------------------------------------------------------------------------------------------------------------
               Food/Beverage/Tobacco--4.1%
     3,000M    Fleming Co., Inc., 105/8%, 2001                                         2,910,000           155
     2,500M    TLC Beatrice International Holdings, Inc., 111/2%, 2005                 2,431,250           129
     2,350M    Van de Kamps, Inc., 12%, 2005 (Note 5)                                  2,444,000           130
--------------------------------------------------------------------------------------------------------------
                                                                                       7,785,250           414
--------------------------------------------------------------------------------------------------------------
               Gaming/Lodging--2.8%
     2,450M    Casino America, Inc., 111/2%, 2001                                      2,303,000           123
     1,000M    GB Property Funding, Inc., 107/8%, 2004                                   872,500            46
       750M    Grand Casinos, Inc., 101/8%, 2003                                         781,875            42
       800M    Players International, Inc., 107/8%, 2005                                 750,000            40
     1,925M   +SHRP Capital Corp., 113/4%, 1999                                          442,750            24
--------------------------------------------------------------------------------------------------------------
                                                                                       5,150,125           275
--------------------------------------------------------------------------------------------------------------
               Healthcare--4.4%
     1,300M    Genesis Healthcare, Inc., 93/4%, 2005                                   1,371,500            73
     1,600M    Integrated Health Services, Inc., 103/4%, 2004                          1,712,000            91
     2,700M    Ornda Healthcorp., 121/4%, 2002                                         2,956,500           157
     2,000M    Tenet Healthcare Corp., 101/8%, 2005                                    2,212,500           118
--------------------------------------------------------------------------------------------------------------
                                                                                       8,252,500           439
--------------------------------------------------------------------------------------------------------------
               Information Technology/Office Equipment--.6%
     1,000M    Bell & Howell Co., 103/4%, 2002                                         1,062,500            57
--------------------------------------------------------------------------------------------------------------
               Media/Cable Television--17.2%
     1,400M    Adelphia Communications, Inc., 97/8%, 2005                              1,267,000            67
     4,000M    Bell Cablemedia, PLC, 0%-11.95%, 2004                                   2,820,000           150
     2,000M    Century Communications Corp., 91/2%, 2005                               2,065,000           110
--------------------------------------------------------------------------------------------------------------

   Portfolio of Investments
   FIRST INVESTORS HIGH YIELD FUND, INC.
   December 31, 1995

--------------------------------------------------------------------------------------------------------------
                                                                                                        Amount
                                                                                                      Invested
                                                                                                      For Each
Principal                                                                                           $10,000 of
   Amount     Security                                                                    Value     Net Assets
--------------------------------------------------------------------------------------------------------------
               Media/Cable Television (continued)
   $ 3,725M    Echostar Communications Corp., 0%-127/8%, 2004                        $ 2,495,750         $ 133
     3,200M    Garden State Newspapers, Inc., 12%, 2004                                3,224,000           172
     3,000M    Lamar Advertising, Inc., 11%, 2003                                      3,105,000           165
     1,000M    Le Groupe Videotron, Ltee., 105/8%, 2005                                1,072,500            57
     3,625M    Outdoor Systems, Inc., 103/4%, 2003                                     3,498,125           187
     1,800M    PanAmSat Capital Corp., 93/4%, 2000                                     1,890,000           101
     3,700M    PanAmSat Capital Corp., 0%-113/8%, 2003                                 2,997,000           160
     2,000M    Rogers Cablesystems, Inc., 10%, 2005                                    2,147,500           114
     2,000M    Rogers Communication, Inc., 107/8%, 2004                                2,087,500           111
     5,100M    Videotron Holdings, PLC, 0%-111/8%, 2004                                3,570,000           190
--------------------------------------------------------------------------------------------------------------
                                                                                      32,239,375         1,717
--------------------------------------------------------------------------------------------------------------
               Mining/Metals--7.9%
     2,755M    Carbide/Graphite Group, Inc., 111/2%, 2003                             2,975,400            159
     2,475M    Geneva Steel Co., Inc., 111/8%, 2001                                    2,054,250           109
     2,590M    Magma Copper Co., Inc., 12%, 2001                                       2,871,663           153
     4,050M    WCI Steel, Inc., 101/2%, 2002                                           3,928,500           209
     3,200M    Wheeling-Pittsburgh Steel Corp., 93/8%, 2003                            3,008,000           160
--------------------------------------------------------------------------------------------------------------
                                                                                      14,837,813           790
--------------------------------------------------------------------------------------------------------------
               Miscellaneous--1.1%
     2,025M    Monarch Marking Systems, Inc., 121/2%, 2003                             2,116,125           113
--------------------------------------------------------------------------------------------------------------
               Paper/Forest Products--9.3%
     2,000M    Doman Industries, Inc., 83/4%, 2004                                     1,920,000           102
     3,600M    Gaylord Container Corp., 111/2%, 2001                                   3,708,000           197
     2,000M    Riverwood International Corp., 111/4%, 2002                             2,160,000           115
     2,600M    S.D. Warren Co., Inc., 12%, 2004                                        2,860,000           152
     2,750M    Stone Container Corp., 117/8%, 1998                                     2,880,625           153
     4,000M    Stone Container Corp., 97/8%, 2001                                      3,890,000           208
--------------------------------------------------------------------------------------------------------------
                                                                                      17,418,625           927
--------------------------------------------------------------------------------------------------------------
               Retail-Food/Drug--1.2%
     2,400M    Penn Traffic Co., 101/4%, 2002                                          2,292,000           122
--------------------------------------------------------------------------------------------------------------
               Retail-General Merchandise--.9%
        11M    Barry's Jewelers, Inc., 125/8%, 1996                                        5,750            --
     1,750M    General Host Co., Inc., 111/2%, 2002                                    1,645,000            88
--------------------------------------------------------------------------------------------------------------
                                                                                       1,650,750            88
--------------------------------------------------------------------------------------------------------------
               Telecommunications--5.0%
     3,750M    American Communication Services, Inc., 0%-13%, 2005 (Note 5)            2,053,125           109
     2,000M    Metrocall, Inc., 103/8%, 2007                                           2,120,000           113
     6,525M    MFS Communications, Inc., 0%-93/8%, 2004                                5,203,687           277
--------------------------------------------------------------------------------------------------------------
                                                                                       9,376,812           499
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                        Amount
Principal                                                                                             Invested
  Amount,                                                                                             For Each
Shares or                                                                                           $10,000 of
 Warrants     Security                                                                   Value      Net Assets
--------------------------------------------------------------------------------------------------------------
               Transportation--3.5%
   $ 3,550M    Eletson Holdings, Inc., 91/4%, 2003                                   $ 3,479,000         $ 185
     1,100M    Moran Transportation Co., 113/4%, 2004                                  1,034,000            55
     2,050M    Trism, Inc., 103/4%, 2000                                               1,988,500           106
--------------------------------------------------------------------------------------------------------------
                                                                                       6,501,500           346
--------------------------------------------------------------------------------------------------------------
               Total Value of Corporate Bonds (cost $173,454,644)                    168,151,038         8,955
--------------------------------------------------------------------------------------------------------------
               COMMON STOCKS--.9%
               Electrical Equipment--.1%
     6,481    *Thermadyne Holdings Corp.                                                 117,468             6
--------------------------------------------------------------------------------------------------------------
               Financial Services--.1%
     9,600    *Olympic Financial, Ltd.                                                   156,000             9
--------------------------------------------------------------------------------------------------------------
               Gaming/Lodging--.0%
   120,498    *Divi Hotels, Inc. (Note 4)                                                  6,025            --
--------------------------------------------------------------------------------------------------------------
               Media/Cable Television--.3%
    22,350    *Echostar Communications Corp., Class "A"                                  541,988            29
--------------------------------------------------------------------------------------------------------------
               Paper/Forest Products--.2%
    53,061    *Gaylord Container Corp., Class "A"                                        427,804            23
--------------------------------------------------------------------------------------------------------------
               Retail-General Merchandise--.2%
    89,806    *Barry's Jewelers, Inc.                                                    359,225            19
--------------------------------------------------------------------------------------------------------------
               Total Value of Common Stocks (cost $4,950,927)                          1,608,510            86
--------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS--2.3%
               Financial Services--1.8%
    20,000     California Federal Bank, 105/8%, Series "B"                             2,160,000           115
    40,800     Greater New York Savings Bank, 12%, Series "B"                          1,162,800            62
--------------------------------------------------------------------------------------------------------------
                                                                                       3,322,800           177
--------------------------------------------------------------------------------------------------------------
               Paper/Forest Products--.5%
    30,200    *S.D. Warren Co., Inc., 14%                                                951,300            51
--------------------------------------------------------------------------------------------------------------
               Total Value of Preferred Stocks (cost $3,998,050)                       4,274,100           228
--------------------------------------------------------------------------------------------------------------
               WARRANTS--.3%
               Building Materials--.0%
   100,300    *Waxman Industries, Inc. (expiring 6/1/04) (Note 5)                         25,075             1
--------------------------------------------------------------------------------------------------------------
               Electrical Equipment--.0%
        67    *Digicon, Inc. (expiring 7/1/96)                                                 2            --
--------------------------------------------------------------------------------------------------------------

   Portfolio of Investments
   FIRST INVESTORS HIGH YIELD FUND, INC.
   December 31, 1995

--------------------------------------------------------------------------------------------------------------
                                                                                                        Amount
 Warrants                                                                                             Invested
       or                                                                                             For Each
Principal                                                                                           $10,000 of
   Amount     Security                                                                    Value     Net Assets
--------------------------------------------------------------------------------------------------------------
               Gaming/Lodging--.1%
     7,987    *Casino America, Inc. (expiring 11/15/96)                                  $ 1,997           $--
    12,000    *President Riverboat Casinos, Inc. (expiring 9/23/96) (Note 5)              36,000             2
    17,660    *President Riverboat Casinos, Inc. (expiring 9/30/99) (Note 4)              70,640             4
     7,200    *SHRP Capital Corp.  (expiring 7/15/99) (Note 5)                                --            --
--------------------------------------------------------------------------------------------------------------
                                                                                         108,637             6
--------------------------------------------------------------------------------------------------------------
               Paper/Forest Products--.2%
    47,697    *Gaylord Container Corp.  (expiring 7/31/96)                               357,727            19
    30,200    *S.D. Warren Co., Inc. (expiring 12/15/06) (Note 5)                        151,000             8
--------------------------------------------------------------------------------------------------------------
                                                                                         508,727            27
--------------------------------------------------------------------------------------------------------------
               Retail-General Merchandise--.0%
     3,800    *Payless Cashways, Inc. (expiring 11/1/96)                                     950            --
--------------------------------------------------------------------------------------------------------------
               Total Value of Warrants (cost $884,483)                                   643,391            34
--------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT OBLIGATIONS--2.1%
   $ 4,000M    Federal Home Loan Bank Board, 6.02%, 1998 (cost $4,000,000)             4,006,716           213
--------------------------------------------------------------------------------------------------------------
               SHORT-TERM CORPORATE NOTES--3.2%
     1,000M    Appalachian Power, 6%, 1/2/96                                             999,833            53
     5,000M    Gannett Co., 5.85%, 1/8/96                                              4,994,313           266
--------------------------------------------------------------------------------------------------------------
               Total Value of Short-Term Corporate Notes (cost $5,994,146)             5,994,146           319
--------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $193,282,250)                     98.4%             184,677,901         9,835
Other Assets, Less Liabilities                                      1.6                3,102,608           165
--------------------------------------------------------------------------------------------------------------
Net Assets                                                        100.0%            $187,780,509       $10,000
==============================================================================================================

  *  Non-income producing

  + In default as to principal and/or interest (Note 7)

   Statement of Assets and Liabilities
   FIRST INVESTORS HIGH YIELD FUND, INC.
   December 31, 1995

--------------------------------------------------------------------------------

Assets
Investments in securities, at value
  (identified cost $193,282,250) (Note 1A)................................                       $ 184,677,901
Cash......................................................................                             201,922
Receivables:
  Interest................................................................     $ 3,625,748
  Capital shares sold.....................................................         193,176
  Investment securities sold..............................................          28,000           3,846,924
                                                                               -----------
Other assets..............................................................                              59,061
                                                                                                 -------------
Total Assets..............................................................                         188,785,808

Liabilities
Payables:
  Capital shares redeemed.................................................         385,394
  Dividend payable January 15, 1996.......................................         369,939
Accrued advisory fee......................................................         140,504
Accrued expenses..........................................................         109,462
                                                                               -----------
Total Liabilities.........................................................                           1,005,299
                                                                                                 -------------
Net Assets (Note 8):

  Class A (35,771,215 shares outstanding).................................     186,892,517
  Class B (169,897 shares outstanding)....................................         887,992       $ 187,780,509
                                                                               -----------       =============
Net Assets Consist of:

Capital paid in...........................................................                       $ 631,641,245
Undistributed net investment income.......................................                           1,991,248
Accumulated net realized loss on investment transactions..................                        (437,247,635)
Net unrealized depreciation in value of investments.......................                          (8,604,349)
                                                                                                 -------------
Total.....................................................................                       $ 187,780,509
                                                                                                 =============

Net asset value and redemption price per share-- Class A ................                                $5.22
                                                                                                         =====

Maximum offering price per share-- Class A ($5.22/.9375)*.................                               $5.57
                                                                                                         =====

Net asset value and offering price per share-- Class B ...................                               $5.23
                                                                                                         =====
  *On purchases of $25,000 or more, the sales charge is reduced.

                        See notes to financial statements

   Statement of Operations
   FIRST INVESTORS HIGH YIELD FUND, INC.
   Year Ended December 31, 1995

--------------------------------------------------------------------------------

Investment Income
Income:
  Interest .................................................................   $18,855,778
  Dividends ................................................................       311,109
  Consent fees .............................................................       187,465
                                                                               -----------
Total income ...............................................................                       $19,354,352

Expenses (Note 3):
  Advisory fee .............................................................     1,815,792
  Shareholder servicing costs ..............................................       540,510
  Distribution plan expenses-- Class A .....................................       271,715
  Distribution plan expenses-- Class B .....................................         3,697
  Reports and notices to shareholders ......................................        75,600
  Professional Fees ........................................................        43,512
  Custodian Fees ...........................................................        24,771
  Other expenses ...........................................................        44,997
                                                                               -----------
Total expenses .............................................................     2,820,594
Less: Portion of advisory fee waived........................................      (181,579)
     Custodian fees paid indirectly ........................................       (21,288)
                                                                               -----------
Net expenses ...............................................................                         2,617,727
                                                                                                   -----------
Net investment income ......................................................                        16,736,625

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 6):

Net realized gain (loss) on investments:
  Unaffiliated companies ...................................................     1,690,981
  Affiliated companies .....................................................    (2,411,012)
                                                                               -----------
Net realized loss on investments ...........................................      (720,031)
Net unrealized appreciation of investments .................................    14,815,104
                                                                               -----------
Net gain on investments ....................................................                        14,095,073
                                                                                                   -----------

Net Increase in Net Assets Resulting from Operations  ......................                       $30,831,698
                                                                                                   ===========


                        See notes to financial statements

FIRST INVESTORS HIGH YIELD FUND, INC.
Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------
   Year Ended December 31                                                                1995                1994
-----------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from Operations
   Net investment income ....................................................    $ 16,736,625        $ 17,082,492
   Net realized gain (loss) on investments ..................................        (720,031)            846,883
   Net unrealized appreciation (depreciation) on investments ................      14,815,104         (17,368,735)
                                                                                 ------------        ------------
     Net increase in net assets resulting from operations ...................      30,831,698             560,640
                                                                                 ------------        ------------
   Dividends to Shareholders from:
   Net investment income-- Class A ..........................................     (17,039,142)        (17,023,090)
   Net investment income-- Class B ..........................................         (37,544)                 --
                                                                                 ------------        ------------
     Total dividends ........................................................     (17,076,686)        (17,023,090)
                                                                                 ------------        ------------
   Capital Share Transactions (a)
   Class A:
     Proceeds from shares sold ..............................................      12,606,146           7,240,104
     Value of dividends reinvested ..........................................      12,721,081          12,643,358
     Cost of shares redeemed ................................................     (22,568,327)        (24,351,080)
                                                                                 ------------        ------------
                                                                                    2,758,900          (4,467,618)
                                                                                 ------------        ------------
   Class B:
     Proceeds from shares sold ..............................................         856,809                  --
     Value of dividends reinvested ..........................................          16,473                  --
     Cost of shares redeemed ................................................          (5,776)                 --
                                                                                 ------------        ------------
                                                                                      867,506                  --

                                                                                 ------------        ------------
     Net increase (decrease) from capital share transactions ................       3,626,406          (4,467,618)
                                                                                 ------------        ------------
       Net increase (decrease) in net assets ................................      17,381,418         (20,930,068)
   Net Assets
     Beginning of year ......................................................     170,399,091         191,329,159
                                                                                 ------------        ------------
     End of year (including undistributed net investment income of
       $1,991,248 and $2,331,309, respectively)..............................    $187,780,509        $170,399,091
                                                                                 ============        ============
(a)Capital shares issued and redeemed
   Class A:
     Sold ...................................................................       2,473,148           1,431,548
     Issued for dividends reinvested ........................................       2,489,075           2,504,396
     Redeemed ...............................................................      (4,415,539)         (4,798,027)
                                                                                 ------------        ------------
       Net increase (decrease) in Class A shares outstanding ................         546,684            (862,083)
                                                                                 ============        ============
   Class B:
     Sold ...................................................................         167,832                  --
     Issued for dividends reinvested ........................................           3,176                  --
     Redeemed ...............................................................          (1,111)                 --
                                                                                 ------------        ------------
       Net increase in Class B shares outstanding ...........................         169,897                  --
                                                                                 ============        ============

                        See notes to financial statements

Notes to Financial Statements
FIRST INVESTORS HIGH YIELD FUND, INC.

1. Significant Accounting Policies--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The primary investment objective of the Fund is to seek high current income and secondarily to seek capital appreciation.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the last bid price. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the most recent bid price based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available, "restricted securities," and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 1995, the Fund had capital loss carryovers of $437,011,075 of which $51,200,545 expires in 1996, $107,418,334 in 1997, $166,492,834 in 1998, $109,407,948 in 1999, $1,762,042 in
2001, $135,416 in 2002 and $593,956 in 2003.


C. Distributions to Shareholders--Dividends to shareholders from net investment income are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post October losses.

D. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Fund's Custodian has provided credits in the amount of $21,288 against custodian charges based on the uninvested cash balances of the Fund.

2. Security Transactions--For the year ended December 31, 1995, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated $71,482,943 and $67,704,878, respectively.

At December 31, 1995, the cost of investments for federal income tax purposes was $193,282,250. Accumulated net unrealized depreciation on investments was $8,604,349, consisting of $6,811,627 gross unrealized appreciation and $15,415,976, gross unrealized depreciation.

3. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. For the year ended December 31, 1995, FIMCO has voluntarily waived 10% of the fee.

Pursuant to certain state regulations, FIMCO has agreed to reimburse the Fund if and to the extent that the Fund's aggregate operating expenses, including the advisory fee but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed any limitation on expenses applicable to the Fund in those states (unless waivers of such limitations have been obtained). The amount of any such reimbursement is limited to the yearly advisory fee. For the year ended December 31, 1995, no reimbursement was required pursuant to these provisions.

For the year ended December 31, 1995, FIC, as underwriter, received $310,680 in commissions after allowing $80,463 to other dealers. Shareholder servicing costs included $321,117 in transfer agent fees paid to ADM and $126,079 in custodian fees paid to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay FIC a fee in an amount up to .30% of the Fund's average net assets of the Class A shares and up to 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund. However, pursuant to settlements entered into with various state regulators, the fee is limited to .15% for Class A and .85% for Class B until February 1, 1998. For the year ended December 31, 1995, this fee reduction amounted to $271,715. for Class A and $652 for Class B.


4. Restricted Securities--The Fund held the following restricted securities at December 31, 1995:

----------------------------------------------------------------------------------------------
                               Date         Number
Issuer                     Acquired       of Units    Type of Security                    Cost
----------------------------------------------------------------------------------------------
Divi Hotels, Inc.           4/23/92     120,498shs    Common Stock                  $2,540,750
President Riverboat
  Casinos, Inc.            11/10/94      17,660wts    Warrants, Expiring 9/30/99        84,316
----------------------------------------------------------------------------------------------

Notes to Financial Statements
FIRST INVESTORS HIGH YIELD FUND, INC.

These securities, which have been acquired through private placements, may not be sold or transferred without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. If and when the Fund sells such portfolio securities, additional costs for registration may be required. The restricted securities are valued pursuant to procedures established by the Fund's Board of Directors which include using data provided by certain dealers that participate in any secondary market that may exist for these securities, pricing services and other relevant criteria. At December 31, 1995, the aggregate value of the above restricted securities was $76,665 representing less than 1/2 of 1% of the Fund's net assets.

5. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1995, the Fund held nine 144A securities with an aggregate value of $10,192,700 representing 51/2% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Affiliated Person--Investments in companies 5% or more of whose outstanding voting securities are held by the Fund are defined as "affiliated person" in
Section 2(a)(3) of the 1940 Act.

7. Concentration of Credit Risk--The Fund's investment in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1995, the Fund held three defaulted securities with a value aggregating $1,222,000 representing less than 1% of the Fund's net assets.

8. Capital--The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to 12b-1 fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 500,000,000 shares originally authorized, the Fund has designated 250,000,000 shares as Class A and 250,000,000 shares as Class B.

9. Pending Litigation--The Fund and FIC are defendants in two cases involving investors who invested in the Fund. The suits primarily allege that FIC sales representatives had made misrepresentations concerning the risks of investing in the Fund. FIC's parent company, First Investors Consolidated Corporation has agreed to assume the liability, if any.

Financial Highlights
FIRST INVESTORS HIGH YIELD FUND, INC.

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Class A                                        Class B
                                --------------------------------------------------------------------------------------   -------
                                                             Year Ended December 31                            8/12/86*  1/12/95*
                               ----------------------------------------------------------------------------         to        to
                               1995     1994     1993     1992     1991     1990     1989    1988      1987   12/31/86  12/31/95
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data
-------------
Net Asset Value,
 Beginning of Year .......     $4.84    $5.30    $4.97    $4.59    $3.83    $5.26    $6.52    $6.51    $7.40     $7.42     $4.84
                               -----    -----    -----    -----    -----    -----    -----    -----    -----     -----     -----
Income from
 Investment Operations
  Net investment  income .       .47      .48      .47      .53      .53      .61      .78      .81      .81       .21       .42
  Net realized and
   unrealized gain (loss)
   on investments ........       .39     (.46)     .34      .31      .75    (1.44)   (1.26)    --       (.87)     (.03)      .40
                               -----    -----    -----    -----    -----    -----    -----    -----    -----     -----     -----
  Total from Investment
   Operations ............       .86      .02      .81      .84     1.28     (.83)    (.48)     .81     (.06)      .18       .82
                               -----    -----    -----    -----    -----    -----    -----    -----    -----     -----     -----
Less Distributions from:
 Net Investment Income ...       .48      .48      .48      .46      .52      .60      .78      .80      .82       .20       .43
 Capital surplus .........      --       --       --       --       --       --       --       --        .01      --        --
                               -----    -----    -----    -----    -----    -----    -----    -----    -----     -----     -----
  Total Distributions ....       .48      .48      .48      .46      .52      .60      .78      .80      .83       .20       .43
                               -----    -----    -----    -----    -----    -----    -----    -----    -----     -----     -----
Net Asset Value,
 End of Year .............     $5.22    $4.84    $5.30    $4.97    $4.59    $3.83    $5.26    $6.52    $6.51     $7.40     $5.23
                               =====    =====    =====    =====    =====    =====    =====    =====    =====     =====     =====

Total Return(%)+ .........     18.43      .39    16.95    18.94    35.87   (17.25)   (8.07)   12.86    (1.38)     6.29(a)  17.40(a)
Ratios/Supplemental Data

Net Assets, End of Year
 (in millions) ...........      $187     $170     $191     $192     $211     $297     $754     $637     $228       $92        $1
Ratio to Average Net
 Assets:(%)
  Expenses ...............      1.45     1.56     1.69     1.39     1.58     1.48     1.23     1.30     1.28      1.39(a)   2.22(a)
  Net investment income ..      9.21     9.48     8.96    10.65    12.36    13.18    12.85    12.08    11.42     10.82(a)   8.36(a)
Ratio to Average Net
 Assets Before Expenses
 Waived:(%)
  Expenses ...............      1.55     1.59      N/A      N/A      N/A      N/A      N/A      N/A     1.30      1.57(a)   2.32(a)
  Net investment income ..      9.11     9.44      N/A      N/A      N/A      N/A      N/A      N/A    11.40     10.65(a)   8.26(a)
Portfolio Turnover Rate(%)        42       32       87       43       45       26       45       82       80        11        42

  +  Calculated without sales charges

  * Commencement of operations of Class A shares or date Class B shares were first offered

(a)  Annualized

                        See notes to financial statements

Independent Auditor's Report

To the Shareholders and Board of Directors of First
Investors High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors High Yield Fund, Inc., including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors High Yield Fund, Inc. at December 31, 1995, and the results of its operations, changes in its net assets and financial highlights for each of the respective years presented, in conformity with generally accepted accounting principles.

                                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
January 31, 1996

                       This page left blank intentionally.

FIRST INVESTORS HIGH YIELD FUND, INC.


Directors
--------------------------------------------------------------------------------

James J. Coy

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth



Officers
--------------------------------------------------------------------------------
Glenn O. Head
President

George V. Ganter
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

FIRST INVESTORS HIGH YIELD FUND, INC.


Shareholder Information
--------------------------------------------------------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST
INVESTORS
HIGH YIELD
FUND, INC.

ANNUAL
REPORT


DECEMBER 31,1995

Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear.

The following language appears to the left of the above language:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side:

FIRST INVESTORS HIGH YIELD FUND, INC.
95 WALL STREET
NEW YORK, NY 10005

The following language appears on the bottom lefthand side:

First Investors logo
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

FIHY150